UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 3, 2013
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Intermec, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 36th Avenue West Everett, Washington		98203-1264
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Financial Results for the First Quarter 2013
On May 3, 2013, we filed our Form 10-Q for the quarter ended March 31, 2013 (the “Q1 2013 Form 10-Q”).
Exhibit 99.1 to this Current Report, incorporated herein by reference, furnishes the unaudited financial statements from our Q1 2013 Form 10-Q, specifically:

•	Condensed Consolidated Balance Sheets as of March 31, 2013 and December 31, 2012,

•	Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 2013 and April 1, 2012, and

•	Condensed Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2013 and April 1, 2012.
Exhibit 99.1 includes unaudited supplemental sales information by category and by geographic region.
Exhibit 99.1 also includes, among other things, the following unaudited financial measures as adjusted on a Non-GAAP basis for the quarter ended March 31, 2013:

•	operating profit (loss);

•	net earnings (loss);

•	earnings (loss) per diluted share;

•	earnings before interest, taxes, depreciation and amortization (“EBITDA”); and

•	gross margins.
Reconciliations of each of these Non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in Exhibit 99.1.
Our Non-GAAP financial measures should be read in conjunction with the corresponding GAAP measures. The Non-GAAP measures should be considered in addition to, and not as an alternative or substitute for, the measures prepared in accordance with GAAP.
We believe that excluding items such as, but not limited to, allowances for deferred tax assets, goodwill or asset impairment charges, restructuring charges (principally related to severance costs), costs or adjustments related to acquisitions, amortization of intangibles, executive severance and non-cash stock based compensation expenses, provides supplemental information useful to investors' and management's understanding of Intermec's core operating results, especially when comparing those results on a consistent basis to results for previous periods and anticipated results for future periods.
The foregoing information in this Item 2.02 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.
Exhibit 99.1
Information relating to our financial results for the quarter ended March 31, 2013 is attached hereto as Exhibit 99.1 and incorporated herein by reference.
General
The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Forward-Looking Statements
Statements made in this release and related statements that express Intermec’s or our management’s intentions, hopes, indications, beliefs, expectations, guidance, estimates, forecasts or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. The forward-looking statements contained herein include, without limitation, statements regarding: the potential acquisition of Intermec by Honeywell International Inc. pursuant to a merger agreement adopted by Intermec stockholders in March 2013 and whether or when such acquisition is completed following, among other things, applicable regulatory approvals. When used in this document and in documents it refers to, the words “anticipate,” “believe,” “will,” “intend,” “project” and “expect” and similar expressions as they relate to us or our management are intended to identify such forward- looking statements. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements, but we expressly disclaim any obligation to do so, even if our beliefs and expectations change.
Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. These risk factors include, but are not limited to, risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission including, but not limited to, our annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which are available, among other places, at the investor relations tab of Intermec’s website, on our website at www.intermec.com (which website is not incorporated herein by reference).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Financial information for the three months ended March 31, 2013 and for the three months ended April 1, 2012, including certain Non-GAAP financial measures.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc. (Registrant)

Date:	May 3, 2013	By:	/s/ Robert J. Driessnack
Robert J. Driessnack
Senior Vice President, Chief Financial Officer

Intermec, Inc.
Exhibit Index

Exhibit Number	Description
99.1	Financial information for the three months ended March 31, 2013 and for the three months ended April 1, 2012, including certain Non-GAAP financial measures.